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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

PANERA BREAD COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PANERA BREAD COMPANY
6710 Clayton Road
Richmond Heights, Missouri 63117
April 21, 2005
Dear Stockholder,
      You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Panera Bread Company to be held at 10:30 a.m., Central Daylight Time, on Thursday, June 2, 2005 at the Hilton St. Louis Frontenac, Ambassadeur Ballroom, 1335 South Lindbergh Boulevard, St. Louis, Missouri 63131.
      At the Annual Meeting, two persons will be elected to the Board of Directors. In addition, we will seek stockholder approval of an amendment to the Company’s 2001 Employee, Director and Consultant Stock Option Plan to increase the number of shares available under the plan by 1,000,000. Further, we will also ask you to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. The Board of Directors recommends the approval of each of these proposals.
      We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares are represented. Therefore, if you do not plan to attend the Annual Meeting, we urge you to promptly vote your shares on the Internet, by telephone or by completing, signing, dating and returning the enclosed proxy card in accordance with the instructions.
      On behalf of all of our team members and directors, I would like to thank you for your continuing support and confidence.

Sincerely,

Ronald M. Shaich
Chairman and Chief Executive Officer
YOUR VOTE IS IMPORTANT.
We urge you to promptly vote your shares on the Internet, by telephone or by completing, signing, dating and returning the enclosed proxy card.

EXECUTIVE COMPENSATION
OTHER BUSINESS
STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
HOUSEHOLDING OF PROXIES
MISCELLANEOUS

PANERA BREAD COMPANY
6710 Clayton Road
Richmond Heights, Missouri 63117
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 2, 2005, 10:30 a.m.
       The Annual Meeting of Stockholders of Panera Bread Company will be held on Thursday, June 2, 2005 at 10:30 a.m., Central Daylight Time, at the Hilton St. Louis Frontenac, Ambassadeur Ballroom, 1335 South Lindbergh Boulevard, St. Louis, Missouri 63131, to consider and act upon the following matters:

1. To elect two (2) directors to the Board of Directors to serve for a term ending in 2008, or until their successors have been duly elected and qualified;

2. To consider and act upon a proposal to approve an amendment to the Company’s 2001 Employee, Director and Consultant Stock Option Plan (the “2001 Plan”) to increase the number of shares with respect to which options may be granted under the 2001 Plan by 1,000,000 shares of Class A Common Stock, par value $0.0001 per share;

3. To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2005; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.
      If you are unable to attend the meeting personally, please vote your shares on the Internet, by telephone or by completing, signing, dating and returning the enclosed proxy as soon as possible in the envelope provided to: EquiServe Trust Company, P.O. Box 219045, Kansas City, MO 64121-9045. You may contact EquiServe at 877-282-1169.
      Stockholders of record on our books at the close of business on April 6, 2005 are entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

Mark E. Hood
Secretary
Dated: April 21, 2005

PANERA BREAD COMPANY
6710 Clayton Road
Richmond Heights, Missouri 63117
PROXY STATEMENT
INFORMATION ABOUT THE MEETING AND VOTING
Solicitation of Proxies
      We are first mailing this proxy statement and the accompanying proxy card to stockholders on or about April 21, 2005 in conjunction with mailing our Annual Report to Stockholders. The Board of Directors solicits the accompanying proxy for use at our Annual Meeting of Stockholders to be held at 10:30 a.m., Central Daylight Time, on June 2, 2005, and any adjournment. We will pay the cost of soliciting proxies. Our directors, officers and employees may assist in the solicitation of proxies by mail, telephone, facsimile, Internet and personal interview without additional compensation.
Proposals to be Voted Upon
      Proposal 1. The first proposal is to elect two (2) directors to our Board of Directors to serve for a term ending in 2008, or until their successors have been duly elected and qualified
      Proposal 2. The second proposal is to approve an amendment to the Company’s 2001 Employee, Director and Consultant Stock Option Plan (the “2001 Plan”) to increase the number of shares with respect to which options may be granted under the 2001 Plan by 1,000,000 shares of Class A Common Stock, par value $.0001 per share;
      Proposal 3. The third proposal is to consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2005.
      When you return your proxy properly signed (or vote on the Internet or by telephone), your shares will be voted by the persons named as proxies in accordance with your directions. You are urged to specify your choices on the enclosed proxy card. If you sign and return your proxy without specifying choices, your shares will be voted “FOR” each of the nominees listed below and “FOR” proposals 2 and 3, and in the discretion of the persons named as proxies in the manner they believe to be in Panera’s best interests as to other matters that may properly come before the meeting.
Voting Procedures
      You may vote either in person at the annual meeting or by proxy. To vote by proxy, you must select one of the following options:

•	Complete the enclosed proxy card:

•	Complete all of the required information on the proxy card.

•	Date and sign the proxy card.

•	Return the proxy card in the enclosed postage-paid envelope. We must receive the proxy card not later than the day before the annual meeting for your proxy to be valid and for your vote to count.

•	If you are not the stockholder of record and hold shares through a custodian, broker or other agent, such agent may have special voting instructions that you should follow.

•	Vote by telephone (telephone voting instructions are printed on the proxy card):

•	Call the toll-free voting telephone number: 1-877-779-8683.

•	Have the proxy card in hand.

•	Follow and comply with the recorded instructions before the deadline of June 1, 2005.

•	If you are not the stockholder of record and hold shares through a custodian, broker or other agent, such agent may have special voting instructions that you should follow.
     • Vote on the Internet (Internet voting instructions are printed on the proxy card):

•	Access http://www.eproxyvote.com/pnra.

•	Have the proxy card in hand.

•	Follow the instructions provided on the site.

•	Submit the electronic proxy before the deadline of June 1, 2005.

•	If you are not the stockholder of record and hold shares through a custodian, broker or other agent, such agent may have special voting instructions that you should follow.
      Telephone and Internet voting ends at 11:59 p.m., Eastern Daylight Time, on June 1, 2005. If you vote in a timely manner by the Internet or telephone, you do not have to return your proxy card for your vote to count. Please be aware that if you vote on the Internet, you may incur costs such as normal telephone and Internet access charges for which you will be responsible.
      The Internet and telephone voting procedures appear on the enclosed proxy card. You may also log on to change your vote or to confirm that your vote has been properly recorded before the deadline.
      Whether or not you expect to be present in person at the annual meeting, you are requested to complete, sign, date and return the enclosed form of proxy or to vote by telephone or Internet. The shares represented by your proxy will be voted in accordance with your instructions. If you attend the meeting, you may vote by ballot. If you want to vote in person at the annual meeting, and you own your Panera shares through a custodian, broker or other agent, you must obtain a proxy from that party in their capacity as owner of record for your shares and bring the proxy to the annual meeting.
      Shares represented by proxies on the enclosed proxy card will be counted in the vote at the annual meeting if we receive your proxy card by June 1, 2005. Proxies submitted by the Internet or by telephone will be counted in the vote only if they are received by 11:59 p.m., Eastern Daylight Time, on June 1, 2005.
      Your properly completed proxy/voting instruction card will appoint Neal J. Yanofsky and Mark E. Hood as proxy holders, or your representatives, to vote your shares in the manner directed therein by you. Mr. Yanofsky is our Executive Vice President and Chief Administrative Officer. Mr. Hood is our Senior Vice President and Chief Financial Officer. Your proxy permits you to direct the proxy holders to: (i) vote “for” or to withhold your votes from particular nominees for director; (ii) vote “for,” “against” or “abstain” from the proposal to amend the 2001 Plan to increase the number of shares with respect to which options may be granted by 1,000,000 shares of Class A Common Stock, par value $0.0001 per share and (iii) vote “for,” “against” or “abstain” from the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2005.
      All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions. If you do not indicate how your shares are to be voted on a matter, the shares represented by your properly completed proxy will be voted “FOR” the nominees for director, “FOR” the proposal to amend the 2001 Plan to increase the number of shares with respect to which options may be granted by 1,000,000 shares of Class A Common Stock, par value $0.0001 per share and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2005.

Revocation of Proxies
      You may revoke your proxy at any time before its use by casting a new vote on the Internet or by telephone or by delivering to us a duly executed proxy or written notice of revocation bearing a later date. If you execute a proxy but are present at the meeting, and you wish to vote in person, you may do so by revoking your proxy. Shares represented by valid proxies, received in time for use at the meeting and not revoked at or prior to the meeting, will be voted at the meeting.
Stockholders Entitled to Vote
      The Board of Directors has fixed April 6, 2005 as the record date for the meeting. You are entitled to vote (in person or by proxy) at the annual meeting if you were a stockholder of record on the record date. On the record date, we had 29,433,145 shares of Class A Common Stock outstanding (each of which entitles its holder to one vote), and 1,448,012 shares of Class B Common Stock outstanding (each of which entitles its holder to three votes). Unless indicated otherwise, we refer to our Class A and Class B Common Stock in this proxy statement as the “Common Stock.” Holders of Common Stock do not have cumulative voting rights.
Shares Held in 401(k) Plan
      On April 6, 2005, the Panera, LLC 401(k) Plan (which we also refer to as the Plan) held 27,457 shares of Panera Bread Company Class A Common Stock in the name of Banker’s Trust Company, as trustee of the Plan. If you are a participant in the Plan, you may instruct Banker’s Trust how to vote shares of Common Stock credited to your Plan account by indicating your instructions on your proxy card and returning it to us by June 1, 2005. Our Chief Financial Officer will vote all shares held in the Plan, for which Banker’s Trust does not receive voting instructions, “FOR” the director nominees listed below and “FOR” Proposals 2 and 3. The trustee will vote the shares as instructed if proper instructions are received by 11:59 pm Eastern daylight time on June 1, 2005.
Quorum
      For all proposals on the agenda for the meeting, the holders of a majority in interest of the combined voting power of the Common Stock issued and outstanding entitled to vote must be present in person or by proxy for a quorum. Shares represented by all proxies received, including proxies that withhold authority for the election of a director and/or abstain from voting on a proposal, as well as “broker non-votes” described below, will be counted toward establishing the presence of a quorum.
Votes Required
      Each director will be elected by plurality vote of the combined voting power of the shares of Common Stock present at the meeting in person or by proxy and entitled to vote. Shares for which the vote is withheld will be excluded entirely and will have no effect on the election of such director.
      Under the Company’s bylaws, the second and third proposals require an affirmative vote of a majority of the combined voting power of the shares of Common Stock present at the meeting in person or by proxy and entitled to be cast at the meeting. For this purpose, abstentions are considered present and will have the effect of a vote against. In addition, “broker non-votes” will be excluded entirely and will have no effect on the second or third proposals.
      Under the rules of the Nasdaq National Market, the second proposal also requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy. For this purpose, abstentions will be treated as votes cast and will have the same effect as a vote against. Broker non-votes will not be considered to be votes cast with respect to this matter and thus will have no effect on the outcome.
      If you hold shares of Common Stock through a broker, bank or other representative, generally the broker, bank or representative may only vote the Common Stock in accordance with your instructions. However, if your representative does not timely receive instructions, your representative may only vote on those matters for which it has discretionary voting authority. If your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a “broker non-vote” on that matter.
MANAGEMENT
Information Regarding Directors and Director Nominees
      Our Certificate of Incorporation provides for a classified Board of Directors, in which the Board of Directors is divided into three classes, each having as nearly as possible an equal number of directors. The term of service of each class of directors is staggered so that the term of one class expires at each annual meeting of the stockholders. In addition, our By-laws allow the Board to select one or more persons as an honorary “Director Emeritus,” who provides advice and counsel to the Board, but does not vote.
      The Board of Directors currently consists of five (5) members, divided into three (3) classes: Ronald M. Shaich and Fred K. Foulkes, with terms ending in 2005; Domenic Colasacco and Thomas E. Lynch, with terms ending in 2006; and Larry J. Franklin, with a term ending in 2007. At each annual meeting of stockholders, directors are elected for a full term of three (3) years to continue or succeed those directors whose terms are expiring. The Board has nominated Ronald M. Shaich and Fred K. Foulkes for re-election as Class I Directors at the upcoming meeting with a term ending in 2008, if elected. In addition, in gratitude for his lengthy and valued service to the Company, the Board has selected George E. Kane to continue his service as an honorary Director Emeritus until 2006.
      The following table and biographical descriptions set forth information regarding the principal occupation, other affiliations, committee memberships and age for the nominees for election as directors and for each director continuing in office, based on information furnished to us by those persons. The following information is as of February 28, 2005, unless otherwise noted.

			Term as a
Name	Age	Position(s) with the Company	Director Ends	Class

Nominees for Election as Class I Directors:
Ronald M. Shaich	51	Chairman and Chief Executive Officer, Director	2005	I
Fred K. Foulkes(1)(3)	63	Director	2005	I
Directors Continuing in Office:
Larry J. Franklin(1)(2)	56	Director	2007	III
Domenic Colasacco(1)(2)(3)	56	Director	2006	II
Thomas E. Lynch(2)(3)	45	Director	2006	II
Director Emeritus:
George E. Kane(4)	100	Honorary Director Emeritus	N/A	N/A

(1)	Member of the Compensation and Stock Option Committee.

(2)	Member of the Committee on Nominations and Corporate Governance.

(3)	Member of the Audit Committee.

(4)	Serving as a non-voting honorary Director Emeritus.

Nominees for Election as Directors
      Ronald M. Shaich, Director since 1981, our co-founder, Chairman of the Board since May 1999, Co-Chairman of the Board from January 1988 to May 1999, Chief Executive Officer since May 1994 and Co-Chief Executive Officer from January 1988 to May 1994. Mr. Shaich serves as a Director of Lown Cardiovascular Research Foundation.

      Fred K. Foulkes, Director since June 2003. Professor Foulkes has been a Professor of Organizational Behavior and the Director of the Human Resources Policy Institute at Boston University School of Management since 1981 and has taught courses in human resource management and strategic management at Boston University since 1980. From 1968 to 1980, Professor Foulkes was a member of the Harvard Business School faculty. Dr. Foulkes serves on the Board of Directors of Bright Horizons Family Solutions and the Society for Human Resource Management Foundation.

Directors Continuing in Office
      Domenic Colasacco, Director since March 2000. Mr. Colasacco has been President and Chief Executive Officer of Boston Trust & Investment Management, a trust company formed under Massachusetts state law since 1992. He joined Boston Trust in 1974 after beginning his career in the research division of Merrill Lynch & Co. in New York City.
      Thomas E. Lynch, Director since June 2003. Mr. Lynch is a Senior Managing Director of Mill Road Capital since January 2005. Mr. Lynch was a Senior Managing Director of Mill Road Associates, a financial advisory firm that he founded in 2000, from 2000 until December 2004. From 1997 through 2000, Mr. Lynch was the founder and Managing Director of Lazard Capital Partners, a private equity firm affiliated with the investment bank Lazard. From 1990 to 1997, Mr. Lynch was a Managing Director at the Blackstone Group, where he was a senior investment professional for Blackstone Capital Partners. Prior to Blackstone, Mr. Lynch was a senior consultant at the Monitor Company. Mr. Lynch is also on the Board of the City Center.
      Larry J. Franklin, Director since June 2001. Mr. Franklin has been the President and Chief Executive Officer of Franklin Sports, Inc., a leading branded sporting goods manufacturer and marketer, since 1986. Mr. Franklin joined Franklin Sports, Inc. in 1970 and served as its Executive Vice President from 1981 to 1986. Mr. Franklin currently serves on the Board of Directors of Bradford Soap International, Inc., The Sporting Goods Manufacturers Association, The Retail Industry Leadership Association and The New England Chapter of the Juvenile Diabetes Research Foundation.

Director Emeritus
      George E. Kane, Director from November 1988 to May 2004. Mr. Kane was also one of our Directors from December 1981 to December 1985 and a Director Emeritus from December 1985 to November 1988. Mr. Kane retired in 1970 as President of Garden City Trust Company (now University Trust Company) and served as an Honorary Director of University Trust Company from December 1985 to January 2000. As noted above, Mr. Kane became a non-voting honorary Director Emeritus effective May 28, 2004 and will continue to serve in such capacity after June 2, 2005.
The Board of Directors and its Committees
      The Board of Directors held four meetings during fiscal 2005. The Board of Directors has established an Audit Committee, a Compensation and Stock Option Committee and a Committee on Nominations and Corporate Governance.
      The Audit Committee held eight meetings during fiscal 2004, including conference call meetings to discuss earnings releases with management and our independent registered public accounting firm. The Audit Committee meets with our independent registered public accounting firm and principal financial personnel to review the results of the annual audit. The Audit Committee also reviews the scope of, and approves fees for, audit and non-audit services performed by our independent registered public accounting firm, reviews the independence of the independent registered public accounting firm and the adequacy and effectiveness of our internal accounting and financial controls. The Audit Committee has a charter which is posted on our website http://www.panerabread.com/about   investor   reports.aspx under the caption “Financial Reports — Corporate Governance Documents.” The charter was also included as an appendix to last year’s proxy statement. The Audit Committee consists of three members, currently Domenic Colasacco (Chairman), Fred K. Foulkes and Thomas E. Lynch. As noted below, the Board of Directors has determined that the current members of the Audit Committee are “independent,” as such term is defined in Nasdaq listing standards, and also has determined that they meet the independence requirements under relevant Securities and Exchange Commission rules. The Board also has determined that Domenic Colasacco is an “audit committee financial expert,” as defined by Securities and Exchange Commission rules.
      The Compensation and Stock Option Committee, which we refer to as the Compensation Committee, held four meetings during fiscal 2004. The Compensation Committee has a charter which is posted on our website http://www.panerabread.com/about   investor   reports.aspx under the caption “Financial Reports — Corporate Governance Documents.” The Compensation Committee consists of three members, currently Fred K. Foulkes (Chairman), Domenic Colasacco and Larry J. Franklin. The Compensation Committee establishes the compensation, including stock options and other incentive arrangements, of our Chairman and Chief Executive Officer and our other executive officers. It also administers our 1992 Equity Incentive Plan, 1992 Employee Stock Purchase Plan, 2001 Employee, Director and Consultant Stock Option Plan, and the Formula Stock Option Plan for Independent Directors. As noted below, the Board of Directors has determined that all of the members of the Compensation Committee are “independent,” under the Nasdaq listing standards.
      The Committee on Nominations and Corporate Governance, which is responsible for selecting nominees for election as directors, held one meeting during fiscal 2004. The committee has a charter posted on our website http://www.panerabread.com/about   investor   reports.aspx under the caption “Financial Reports — Corporate Governance Documents.” The Committee consists of three members, currently Larry J. Franklin (Chairman), Thomas E. Lynch and Domenic Colasacco. As noted below, all members of the Committee are “independent” under Nasdaq listing standards. The Committee, as a policy, considers written recommendations from any director, employee or stockholder with respect to nominees for directors. A stockholder’s recommendation must be made by written notice received by us at our principal executive office in a timely manner and at least 120 days before the date of the proxy statement for the prior year’s annual meeting of stockholders. The nomination must set forth all of the information required to be included by our By-laws. The Committee uses the same process to review and evaluate all potential director nominees, regardless of the source of the recommendation for the candidate. The Committee reviews each nominee and the Committee Chair and the Chairman and Chief Executive Officer interview the potential Board candidates selected by the Committee. Criteria and minimum qualifications for new Board members include a high level of integrity and ability. The Committee also seeks individuals with the time and commitment necessary to perform the duties of a Board member, industry experience or knowledge, and other special skills that complement or supplement the skill sets of current directors. There have been no material changes to the procedures by which security holders may recommend nominees to the Board of Directors.
Corporate Governance Matters

Standards of Business Conduct
      We have adopted Standards of Business Conduct, a code of ethics that applies to all of our directors, officers and employees, including our chief executive officer, principal financial officer and principal accounting officer. Our Standards of Business Conduct are posted on our Internet website at http://www.panerabread.com/about   investor   reports.aspx under the caption “Financial Reports — Corporate Governance Documents.” We will also post any amendments to or waivers from our Standards of Business Conduct (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer) on our website at the same location.

Director Independence
      The Board of Directors has determined that all of its directors, except Mr. Shaich, are “independent” within the meaning of the Nasdaq listing standards. This determination has been made based on written answers provided by each of the directors in response to a director questionnaire regarding relationships and possible conflicts of interest between a director, his affiliates or members of his family and the Company.

Corporate Governance Principles and Practices; Committee Charters
      Our Board of Directors adopted Corporate Governance Principles and Practices that are available on our website at http://www.panerabread.com/about   investor   reports.aspx under the caption “Financial Reports — Corporate Governance Documents.” Each committee of our Board of Directors (Audit Committee, Compensation Committee and Committee on Nominations and Corporate Governance) has a charter that is also posted on our website at http://www.panerabread.com/about   investor   reports.aspx under the caption “Financial Reports — Corporate Governance Documents.”

Director Attendance at Board and Stockholder Meetings
      Our Corporate Governance Principles and Practices provide that our directors are expected to attend all Board and relevant Committee meetings, as well as our annual stockholder meeting, if possible. In the 2004 fiscal year, all incumbent directors attended all of the Board meetings and the meetings of committees of which they were members. All incumbent directors except for Mr. Foulkes and Mr. Lynch attended the 2004 Annual Meeting.

Stockholder Communications with the Board of Directors
      Our Board of Directors has established the following methods for stockholders to communicate directly with the Board of Directors or any of its members:

•	By Mail. Letters may be addressed to the Board of Directors or to an individual Board member as follows:

The Board of Directors (or name of individual director)
c/o Office of the Chief Financial Officer
Panera Bread Company
6710 Clayton Road
Richmond Heights, Missouri 63117

The Chief Financial Officer will forward (unopened) any correspondence, addressed as set forth above, directly to the named Board member, or if addressed to the entire Board of Directors, to the Chair of the Audit Committee.

•	By Telephone. The Company has established a safe and confidential process for reporting, investigating and resolving employee and other third party concerns related to accounting, auditing and similar matters under the Sarbanes-Oxley Act of 2002. Although stockholders may not speak to directors directly, they may confidentially provide information to one or more of our directors by contacting a representative at our Ethics Hotline who will forward the information to the appropriate director. The Ethics Hotline is operated by an independent, third party service. In the United States, the Ethics Hotline can be reached by dialing toll-free 1-888-840-4151.
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
      Domenic Colasacco, Fred K. Foulkes and Larry J. Franklin served on the Compensation Committee during the fiscal year ended December 25, 2004. None of the members of the Compensation Committee had interlocking or other relationships with other boards or with the Company during the 2004 fiscal year that require disclosure under the proxy rules and regulations promulgated by the SEC.
Compensation of Directors
      For 2004, directors, including our Director Emeritus, who are not employees received a quarterly fee ranging from $3,000 to $3,500 for serving on the Board. For 2005, the quarterly fee has been changed to $3,500. Non-employee directors also receive reimbursement of out-of-pocket expenses for attendance at each Board or committee meeting.

      Pursuant to the 2001 Plan, our Board of Directors and our Compensation Committee have authorized each director who is not an employee or principal stockholder to receive a one-time grant of an option to purchase 10,000 shares of Class A Common Stock when he or she is first elected. Each independent director in office at the end of the fiscal year also receives an option to purchase an additional 10,000 shares of Class A Common Stock. All options issued under the 2001 Plan have a per share exercise price equal to the closing price of the Class A Common Stock on the grant date. The options fully vest when granted, and are exercisable for a period of 6 years, subject to earlier termination following termination of service as a director.
      On December 25, 2004, we granted options to purchase 10,000 shares of Class A Common Stock, under the 2001 Plan, to each of our outside directors, including our honorary Director Emeritus, Messrs. Kane, Foulkes, Lynch, Franklin and Colasacco. All of these options were exercisable immediately upon grant at a price of $39.73, and have a term of six years from the grant date.
Executive Officers Who Are Not Directors
      Certain information regarding our executive officers as of March 31, 2005, who are not also directors, is set forth below. Generally, our executive officers are elected annually by our Board of Directors.

Name	Age	Position(s) with the Company

Neal J. Yanofsky	47	Executive Vice President, Chief Administrative Officer
Mark A. Borland	52	Senior Vice President, Chief Supply Chain Officer
Scott G. Davis	41	Senior Vice President, Chief Concept Officer
Rebecca A. Fine	42	Senior Vice President, Chief People Officer
Mark E. Hood	52	Senior Vice President, Chief Financial Officer
Thomas C. Kish	39	Senior Vice President, Chief Information Officer
Michael J. Kupstas	47	Senior Vice President, Chief Franchise Officer
John M. Maguire	39	Senior Vice President, Chief Company and JV Operations Officer
Michael J. Nolan	45	Senior Vice President, Chief Development Officer
      Neal J. Yanofsky, Executive Vice President, Chief Administrative Officer since June 2003. From June 1999 to June 2003, Mr. Yanofsky was an independent business consultant with a practice focused on strategy development for high growth firms, including the Company. From April 1990 to June 1999, Mr. Yanofsky was Vice President of Fidelity Ventures, the private equity arm of Fidelity Investments, and served in additional capacities with Fidelity Capital, including as Chief Financial Officer at Boston Coach.
      Mark A. Borland, Senior Vice President, Chief Supply Chain Officer since August 2002. Mr. Borland joined the Company in 1986 and held management positions within Au Bon Pain and Panera Bread divisions until 2000, including Executive Vice President, Vice President of Retail Operations, Chief Operating Officer and President of Manufacturing Services. From 2000 to 2001, Mr. Borland served as Senior Vice President of Operations at RetailDNA, then rejoined the Company as a consultant in the summer of 2001.
      Scott G. Davis, Senior Vice President, Chief Concept Officer since May 1999. Mr. Davis joined the Company in 1987 and from May 1996 to May 1999 served as Vice President, Customer Experience. From June 1994 to May 1996, Mr. Davis served as Director of Concept Services and Customer Experience.
      Rebecca A. Fine, Senior Vice President, Chief People Officer since August 2004. Ms. Fine was Chief People Officer for Seed Restaurant Group from February 2000 until August 2004. She also served as Chief Administrative Officer for Shoney’s Inc. from March 1996 until February 2000.
      Mark E. Hood, Senior Vice President, Chief Financial Officer and Secretary since April 2003. Mr. Hood joined the Company in August 2002, and from August 2002 to April 2003 served as Senior Vice President, Finance and Administration. From August 2000 to April 2002, Mr. Hood served as the Chief Financial and Administrative Officer of the U.S. Loyalty Corporation. From June 1995 to September 1999, Mr. Hood served as an executive at Saks Fifth Avenue, most recently as Executive Vice President and Chief Financial and Administrative Officer. Prior to joining Saks, Mr. Hood held a number of financial positions with the May Department Stores Co. from 1983 to 1995.
      Thomas C. Kish, Senior Vice President and Chief Information Officer since December 2004. Mr. Kish joined the Company in April 2001 as Vice President and Chief Information Officer. In December 2004 Mr. Kish was promoted to Senior Vice President, Chief Information Officer. Prior to joining the Company, Mr. Kish was Vice President, Information and Support Services for Papa John’s International from 1995 to 2001.
      Michael J. Kupstas, Senior Vice President, Chief Franchise Officer and Assistant Secretary since September 2001. Mr. Kupstas joined the Company in 1996. Between August 1999 and September 2001, Mr. Kupstas served as Vice President, Franchising and Brand Communication. Between January 1996 and August 1999, Mr. Kupstas was Vice President, Company and Franchise Operations. Between April 1991 and January 1996, Mr. Kupstas was Senior Vice President/Division Vice President for Long John Silver’s, Inc. Mr. Kupstas is also Board Chairman of Operation Food Search.
      John M. Maguire, Senior Vice President, Chief Company and JV Operations Officer since August 2001. Mr. Maguire joined the Company in April 1993. From April 2000 to July 2001, Mr. Maguire served as Vice President, Bakery Operations. From November 1998 to March 2000, Mr. Maguire served as Vice President, Commissary Operations. From April 1993 to October 1998, Mr. Maguire was a Manager and Director of the Company.
      Michael J. Nolan, Senior Vice President, Chief Development Officer since he joined the Company in August 2001. From December 1997 to March 2001, Mr. Nolan served as Executive Vice President & Director for John Harvard’s Brew House, L.L.C. and as Senior Vice President, Development, for American Hospitality Concepts, Inc. From March 1996 to December 1997, Mr. Nolan was Vice President of Real Estate & Development for Apple South Incorporated and from July 1989 to March 1996, Mr. Nolan was Vice President of Real Estate and Development for Morrison Restaurants Inc. Prior to 1989, Mr. Nolan served in various real estate and development capacities for Cardinal Industries, Inc. and Nolan Development and Investment.
Employment Arrangements with Executive Officers
      All of the Company’s named executive officers (defined below) are “at will” employees and certain of them entered into executive employment letter agreements with the Company when hired. Information with respect to those letter agreements follows.
      Neal J. Yanofsky. The Company and Neal J. Yanofsky are parties to an Executive Employment Letter Agreement, which provides Mr. Yanofsky with an initial base salary of $375,000, stock options for 200,000 shares of Class A Common Stock vesting over five years and a right to participate in our performance compensation program. Mr. Yanofsky is also a party to a Confidentiality and Proprietary Information and Non-Competition Agreement, described below, which provides for certain severance benefits.
      Michael J. Kupstas. The Company and Michael J. Kupstas are parties to an Executive Employment Letter Agreement dated December 22, 1995 which provides Mr. Kupstas with an initial annual base salary of $150,000, stock options for 11,500 shares of Class A Common Stock vesting over five years, a right to participate in our performance compensation program, a car allowance of $5,000, reimbursement of certain relocation expenses and a lump sum payment of $35,000. Mr. Kupstas is also a party to a Confidentiality and Proprietary Information and Non-Competition Agreement, described below, which provides for certain severance benefits.
      Michael J. Nolan. The Company and Michael J. Nolan are parties to an Executive Employment Letter Agreement dated July 26, 2001, which provides Mr. Nolan with an initial base salary of $200,000, stock options for 40,000 shares (prior to the two-for-one stock split in June 2002) of Class A Common stock vesting over five years, a right to participate in our performance compensation program, a car allowance of $5,000, reimbursement of relocation expenses and a lump sum payment of $60,000. Mr. Nolan is also a party to a

Confidentiality and Proprietary Information and Non-Competition Agreement, described below, which provides for certain severance benefits.
      Paul E. Twohig. Prior to Mr. Twohig’s resignation last year, the Company and Paul E. Twohig were parties to an Executive Employment Agreement dated October 29, 2002, which provided Mr. Twohig with an initial base salary of $325,000, stock options for 130,000 shares of Class A Common stock vesting over five years, a right to participate in our performance compensation program, a car allowance of $5,000 per year, and a relocation assistance package. Mr. Twohig is also a party to a Confidentiality and Proprietary Information and Non-Competition Agreement, described below, which provides for certain severance benefits.
      Other Agreements. Other senior vice presidents are parties to Executive Employment Letter Agreements which provide for a minimum base salary, a right to participate in our performance compensation programs, an initial stock option grant vesting over five years and, in some cases, a car allowance. Employment is terminable at will by either the Company or the executive. In addition, all of our senior vice presidents are parties to Confidential and Proprietary Information and Non-Competition Agreements, which provide that, in the event a senior vice president is terminated without cause, he or she will receive his or her then current annual base salary (including car allowance) and insurance benefits, and may make contributions to the Company’s 401(k) plan, for a period of one year. All such payments are reduced by any compensation the terminated senior vice president receives in connection with future employment during such year, and are contingent upon his or her compliance with confidentiality and non-compete provisions of the agreement.
EXECUTIVE COMPENSATION
Compensation
      The following tables set forth information concerning the compensation we paid or accrued during the fiscal years ended December 28, 2002, December 27, 2003 and December 25, 2004 to or for our Chief Executive Officer, our four other most highly compensated executive officers whose salary and bonus combined exceeded $100,000 for fiscal year 2004 and Mr. Twohig, our former Executive Vice President and Chief Operating Officer. (We sometimes refer to these persons as the “named executive officers.”)
Summary Compensation Table

							Long Term
		Annual Compensation					Compensation

							Securities	All Other
					Other Annual		Underlying	Compensation
Name of Principal Position(s)	Year	Salary($)	Bonus($)		Compensation($)		Options(#)	($)(e)

Ronald M. Shaich	2004	415,385	400,000		37,598	(c)	100,000	5,426
Chairman and Chief	2003	397,616	—		49,881	(c)	100,000	19,129
Executive Officer	2002	331,500		(b)	144,909	(c)	40,000	7,447
Neal J. Yanofsky	2004	398,174	153,500			(a)	—	962
Executive Vice President,	2003	197,597	56,630			(a)	200,000	521
Chief Administrative Officer	2002	—	—		—		—	—
Michael J. Kupstas	2004	259,231	58,750			(a)	15,000	4,624
Senior Vice President,	2003	238,462	28,032			(a)	—	4,922
Chief Franchise Officer	2002	195,641	57,932			(a)	25,000	4,890
Michael J. Nolan	2004	259,231	52,500			(a)	—	16,280
Senior Vice President,	2003	238,462	51,684			(a)	5,000	80,943
Chief Development Officer	2002	196,153	40,000			(a)	—	1,441
Scott G. Davis	2004	259,231	46,250			(a)	15,000	4,095
Senior Vice President,	2003	238,460	29,784			(a)	5,000	4,493
Chief Concept Officer	2002	195,289	85,666			(a)	20,000	4,763
Paul E. Twohig	2004	344,000	50,700			(a)	—	1,290
Former Executive Vice	2003	306,250	68,250			(a)	50,000	39,749
President, Chief Operating	2002	—	—		—		130,000	—
Officer(d)

(a)	We did not pay “Other Annual Compensation” to such named executive officer for that fiscal year, except for perquisites and other personal benefits, which for each executive officer did not exceed the lesser of $50,000 or 10% of such individual’s salary plus bonus other than as noted with respect to Mr. Shaich.

(b)	Mr. Shaich declined his $375,000 bonus for fiscal 2002 earned under the bonus plan approved by the Compensation Committee, in light of the chartered plane benefits he received during fiscal 2002.

(c)	Includes (i) $24,919, $36,735 and $144,909 in personal chartered air travel (based on the aggregate incremental cost of such travel to the Company) in fiscal 2004, fiscal 2003 and fiscal 2002, respectively, and (ii) $12,679 and $13,146 for car lease and car insurance payments in fiscal 2004 and fiscal 2003.

(d)	Mr. Twohig resigned on November 28, 2004.

(e)	Amounts reported in this column are comprised of the following. Amounts listed for insurance premiums consist of premiums relating to life insurance and accidental death and dismemberment insurance.

		Matching
		401(k) Plan	Insurance	Relocation
Name	Year	Contributions	Premiums	Reimbursement

Ronald M. Shaich	2004	3,306	2,120	—
	2003	5,750	2,001	11,378
	2002	5,500	1,947	—
Neal J. Yanofsky	2004	—	962	—
	2003	—	521	—
	2002	—	—	—
Michael J. Kupstas	2004	3,075	1,549	—
	2003	3,554	1,368	—
	2002	3,738	1,152	—
Michael J. Nolan	2004	2,800	768	12,712
	2003	3,554	717	76,672
	2002	577	864	—
Scott G. Davis	2004	3,075	1,020	—
	2003	3,577	916	—
	2002	3,611	1,152	—
Paul E. Twohig	2004	—	1,290	—
	2003	—	1,133	38,616
	2002	—	—	—
Option Grants in Last Fiscal Year
      The following table sets forth information regarding stock options we granted during fiscal year 2004 to each of the named executive officers.
Aggregated Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable
Value at Assumed
		Percent of Total			Annual Rates of Stock
	Number of	Options			Price Appreciation for
	Securities	Granted to			Option Terms($)(a)
	Underlying Options	Employees in	Exercise or Base
Name	Granted(#)(b)	Fiscal Year(%)	Price ($/Share)	Expiration Date	5%($)	10%($)

Ronald M. Shaich	100,000	15.5%	36.00	3/18/2010	1,224,344	2,777,620
Neal J. Yanofsky	—	—	—	—	—	—
Michael J. Kupstas	15,000	2.3%	35.29	8/20/2010	180,030	408,426
Michael J. Nolan	—	—	—	—	—	—
Scott G. Davis	15,000	2.3%	35.29	8/20/2010	180,030	408,426
Paul E. Twohig	—	—	—	—	—	—

(a)	The dollar amounts in these columns are the result of calculations at stock appreciation rates specified by the Securities and Exchange Commission and are not intended to forecast actual future appreciation rates of our stock price.

(b)	Options were granted under the 2001 Plan at the market price on the date of grant. The options vest in four equal annual installments beginning two years after the grant date and have a six-year term, except that Mr. Shaich’s option vested on the grant date. For more information, please refer to the description of the 2001 Plan under “Approval of an Amendment to the Company’s 2001 Employee, Director and Consultant Stock Option Plan to increase the number of shares with respect to which options may be granted” (Proposal 2) which is incorporated herein by reference.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The following table provides information regarding the exercise of options by each named executive officer during the 2004 fiscal year. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 25, 2004 and the values of “in-the-money” options, which represent the positive spread between the exercise price of any such option and the fiscal year-end value of our Class A Common Stock.

			Number of Securities	Value of Unexercised
			Unexercised Underlying	In-the-Money Options at
	Share Acquired	Value	Options at FY-End(#)	Fiscal Year End($)(1)
Name	On Exercise(#)	Realized($)	Exercisable/Unexerciseable	Exercisable/Unexercisable

Ronald M. Shaich	180,000	$6,279,767	263,660/30,000	3,639,137/340,530
Neal J. Yanofsky	—	—	0/200,000	0/716,000
Michael J. Kupstas	—	—	23,750/33,750	709,213/275,888
Michael J. Nolan	20,000	360,600	0/45,000	0/853,200
Scott G. Davis	5,000	48,425	7,500/42,500	261,645/498,420
Paul E. Twohig	—	—	32,500/147,500	266,500/978,500

(1)	Based upon a fair market value of $39.73 per share of Class A Common Stock, the closing price of a share of Class A Common Stock on the Nasdaq National Market on December 25, 2004.
Report of the Compensation and Stock Option Committee
      The Compensation and Stock Option Committee (the “Compensation Committee”) is composed exclusively of non-employee, independent directors. The Compensation Committee is responsible for working with management to establish appropriate compensation practices for the Company and determining the compensation and other benefits for officers of the Company holding positions of senior vice president and above, including the named executive officers listed in the summary compensation table. The Compensation Committee is empowered as it deems appropriate to retain a compensation consultant or firm to be used to assist the committee in benchmarking and setting appropriate compensation levels and policies. The Compensation Committee has a charter, which is reviewed on an annual basis.
      The Compensation Committee’s philosophy is to provide a compensation package that attracts and retains executive talent and delivers higher rewards for superior performance and consequences for underperformance. It is also the Compensation Committee’s practice to provide a balanced mix of cash and equity-based compensation that the Compensation Committee believes appropriate to align the short- and long-term interests of the Company’s executives with that of its stockholders and to encourage executives to act as equity owners of the Company. The Compensation Committee periodically reviews the effectiveness and competitiveness of the Company’s executive compensation structure.
      The Compensation’s Committee’s general philosophy, compensation structure and components of compensation are discussed below for the Company’s Chairman and Chief Executive Officer and for the Company’s other executive officers.

Chairman and Chief Executive Officer Compensation
      The Committee conducted an annual review of, and recommended, the compensation package in fiscal 2004 for Ronald M. Shaich, our Chairman and Chief Executive Officer, including his annual base salary, annual bonus performance levels and long-term incentive performance levels. The Committee also considers other forms of compensation.

Philosophy
      The Compensation Committee seeks to set the compensation of our Chairman and Chief Executive Officer at a level which is competitive with companies of similar size in our industry. Mr. Shaich has the overall responsibility of Chairman of the Board of Directors and Chief Executive Officer. The Compensation Committee examined compensation structures for the chief executive officer of companies in the restaurant industry using generally available source material from business periodicals and other sources, and sought to structure the Chairman and Chief Executive Officer’s compensation at a competitive level appropriate to the comparable companies’ group. The companies examined for purposes of evaluating and setting compensation of the Chairman and Chief Executive Officer are not necessarily included in the “Standard & Poor’s MidCap Restaurants Index” used in the stock performance graph set forth under “Comparison of Cumulative Total Return” below.

Compensation Structure
      The compensation of the Chairman and Chief Executive Officer is structured to be competitive within our industry, is based upon the Company’s financial performance and is reviewed and established annually by the Compensation Committee. In March of each year, the Compensation Committee reviews our financial performance plan for that year, and establishes targeted compensation based upon targeted pre-tax earnings in the Company’s financial plan. The Compensation Committee also may consider various qualitative performance measures from year to year.

Components of Compensation
      Salary. The salary shown in the Summary Compensation Table represents the fixed portion of compensation for the Chairman and Chief Executive Officer for the year. Changes in salary depend upon overall Company performance as well as levels of base salary paid by companies of similar size in our industry.
      In March, 2004, the Compensation Committee approved a $400,000 base salary for Mr. Shaich in 2004. His salary for the past three fiscal years is set forth in the Summary Compensation Table.
      Bonus. The bonus is the principal incentive-based compensation paid annually to the Chairman and Chief Executive Officer. In determining the bonus amount, the Compensation Committee considers comparable industry overall compensation packages, performance against individual goals, and Company performance. Based on these factors, Mr. Shaich receives a bonus in a predetermined amount if the Company achieves its financial and strategic objectives for the fiscal year, including the pre-tax earnings target discussed above. His target bonus is reduced or increased if the Company falls short of, or exceeds, the objectives by predetermined percentages, and may be further adjusted either up or down based on a subjective evaluation of such performance. Generally, the target bonus is 100% of base salary, with a potential bonus opportunity of twice that amount.
      The Chairman and Chief Executive Officer may elect to take his bonus in cash or in the form of 6-year, fully vested, stock options for that number of shares of Class A Common Stock that could be purchased with an amount equal to two times the cash value of his bonus. The exercise price of the option would be equal to the fair market value of our Class A Common Stock on the date of grant.
      The Compensation Committee awarded Mr. Shaich a bonus of $400,000 for fiscal 2004, which represented 100% of the target bonus. Mr. Shaich received the bonus in the form of cash. The amount of the bonus was based on the Company’s performance of financial and strategic objectives for the year, and other performance measures. Mr. Shaich did not earn a cash bonus under the bonus plan for fiscal 2003. Mr. Shaich earned a cash bonus of $375,000 for fiscal 2002, but he declined that bonus in light of the chartered plane benefits he received during fiscal 2002.
      Stock Options. Mr. Shaich is eligible to participate in the 2001 Employee, Director and Consultant Stock Option Plan. The Compensation Committee awards stock options to further align the Chairman’s interest with the Company’s stockholders on both a short- and long-term basis. Existing holdings of stock or stock options are not a factor in determining the dollar value of an award.
      Based on the factors discussed above, the Compensation Committee awarded Mr. Shaich stock options for 125,000 shares of Class A Common Stock in March 2005 with an exercise price of $54.41 per share, which vested on the grant date and have a six-year term. In fiscal 2004, Mr. Shaich received stock options for 100,000 shares of Class A Common Stock with an exercise price at the then fair market value of $36.00 per share, which vested on the grant date and have a six year term. In fiscal 2003, Mr. Shaich received stock options for 100,000 shares of Class A Common Stock with an exercise price at the then fair market value of $27.51 per share, which vested on the date of grant and have a six year term.
      Other Compensation. The Compensation Committee also considers the value of other compensation for the Chairman and Chief Executive Officer. In the past, Mr. Shaich has received compensation in the form of personal chartered air travel, car lease and car insurance payments, matching contributions to the Company’s 401(k) plan, life insurance premiums, a relocation reimbursement and other forms of compensation. Some of these items are summarized in the summary compensation table and the notes to that table. The actual value realized for these other forms of compensation may differ materially from the amounts set forth in the table. Our Chairman and Chief Executive Officer is also entitled to participate in our employee stock purchase plan and other benefit plans.

Executive Officer Compensation
      Our Compensation Committee is responsible for establishing the compensation, including salary, bonus and incentive compensation, of our other executive officers. The Compensation Committee also considers other forms of compensation. The Compensation Committee reviews the overall philosophy and structure of such compensation, including performance and compensation targets, with the Chief Executive Officer, as well as the recommended compensation levels for each executive officer.

Philosophy
      In compensating our executive officers, the Chief Executive Officer and Compensation Committee seek to structure a salary, bonus and incentive compensation package that will help attract and retain talented individuals and align the interests of the executive officers with the interests of our stockholders. The Compensation Committee examined compensation structures for executive officers of companies in the restaurant industry using sources similar to those used in reviewing our Chairman’s compensation. The Compensation Committee targets total compensation of our other executive officers. The Compensation Committee also considers the total value of the annual compensation for each executive and all executives as a group.
      As often as seems appropriate, but at least annually, the Compensation Committee reviews our executive compensation program to judge its consistency with our compensation philosophy, whether it supports our strategic and financial objectives, and whether it is competitive within our industry.

Components of Compensation
      There are two primary components to the compensation of our executive officers: annual cash compensation (consisting of salary and bonus incentives) and long-term incentive compensation.
      Annual Cash Compensation. Each executive officer’s compensation consists of a base salary and a bonus. The individual’s base salary is designed to be competitive with companies of a similar size in our industry while taking into account the strengths and talents of the individual officer. In fiscal 2004, the executive officers other than Mr. Shaich received an average salary increase of 4%. An officer’s bonus is based on his or her performance against individual goals, operating group performance and other subjective criteria as well as overall Company performance with a target bonus generally in the range of 20% to 40% of the individual’s base salary with a potential bonus opportunity of twice the amount of the targeted percentage. For fiscal 2004, the executive officers in office at year-end other than Mr. Shaich had an average target bonus of 24% of base salary and received an average cash bonus of 91% of that target bonus.
      Thus, our cash compensation practices seek to motivate executives by requiring excellent performance measured against both internal goals and competitive performance.
      Long-Term Incentive Compensation. The second element of executive compensation is long-term incentive compensation, which currently takes the form of stock options granted under our stock option plans. Currently, the Chief Executive Officer recommends, and the Compensation Committee grants, stock options under a retention and performance-based option program. The number of options granted depends on the executive’s position and performance as well as his or her overall compensation package compared to companies of a similar size in our industry. Existing holdings of stock or stock options are not a factor in determining the dollar value of an individual executive officer’s award. In fiscal 2004, the executive officers other than Mr. Shaich received an average grant of stock options for 10,625 shares with an exercise price at the then fair market value of 35.19 per share. Options vest in four equal installments beginning two years after the grant date and have a six year term.
      Other Compensation. The Compensation Committee also considers the value of the annual compensation for each of the Company’s executive officers and all executive officers as a group. Generally, this compensation consists of matching contributions to the Company’s 401(k) plan, life insurance premiums, relocation reimbursements and other forms of compensation. For the Company’s named executive officers, these items are summarized in the summary compensation table and the notes to that table. The actual value realized for these other forms of compensation may differ materially from the amounts set forth in the table. Our executive officers are also entitled to participate in our employee stock purchase plan and other benefit plans.

Deductibility of Executive Compensation
      The Compensation Committee has reviewed the potential consequences for the Company of Section 162(m) of the Internal Revenue Code, which imposes a limit on tax deductions for annual compensation in excess of one million dollars paid to any of the five most highly compensated executive officers. Based on such review, the Compensation Committee believes that the limitation will have no effect on the Company in fiscal year 2005.
      Historically, none of our executive officers received salary and bonuses approaching the $1 million cap level under Section 162(m). We have always paid the long-term component of our compensation in stock, which is “performance-based” compensation under Section 162(m) and therefore not subject to the $1 million cap. As total compensation opportunities for our executives increase, based on the success of our business, the Compensation Committee intends to consider structuring bonus payments for our most highly compensated executive officers in a manner that meets the “performance-based” compensation definition under Section 162(m).

Respectfully submitted,

Domenic Colasacco
Fred K. Foulkes
Larry J. Franklin
Compensation and Stock Option Committee

COMPARISON OF CUMULATIVE TOTAL RETURN
(Assumes $100 Investment on December 25, 1999)
      The following graph and chart compares the cumulative annual stockholder return on the Company’s Class A Common Stock over the period commencing December 25, 1999, and continuing through December 25, 2004, to that of the total return index for The Nasdaq Stock Market Index and the Standard & Poor’s MidCap Restaurants Index, assuming an investment of $100 on December 25, 1999. In calculating total annual stockholder return, reinvestment of dividends, if any, is assumed. The indices are included for comparative purposes only. They do not necessarily reflect management’s opinion that such indices are an appropriate measure of the relative performance of our Class A Common Stock and are not intended to forecast or be indicative of future performance of the Class A Common Stock. This graph is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. We obtained information used on the graph from Research Data Group, Inc., a source we believe to be reliable, but we disclaim any responsibility for any errors or omissions in such information.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG PANERA BREAD COMPANY, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE S & P MIDCAP RESTAURANTS INDEX
* $100 invested on 12/25/99 in stock or on 12/31/99 in index-including reinvestment of dividends. Index calculated on month-end basis.
Copyright©2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

	12/25/99	12/30/00	12/29/01	12/28/02	12/27/03	12/25/2004

PANERA BREAD COMPANY	100.00	291.99	689.24	903.88	1011.14	1017.02
NASDAQ STOCK MARKET (U.S.)	100.00	72.62	50.23	29.12	44.24	47.16
S&P MIDCAP RESTAURANTS	100.00	148.08	208.67	197.70	248.06	233.44
      For the S&P Midcap Restaurants Index and the Nasdaq Stock Market Index, the total return to stockholders is based on the values of such indices as of the last trading day of the relevant calendar year, which may be different from the end of our fiscal year.

REPORT OF THE AUDIT COMMITTEE
      Three non-employee directors comprise our Audit Committee. All meet the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and meet the independence criteria of the Nasdaq listing standards. The Board has determined that Domenic Colasacco is an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K.
      The Audit Committee assists the Board in overseeing and monitoring the integrity of our accounting and financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval.
      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the advice and assurances of the independent registered public accounting firm. Our independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements in accordance with standards of the Public Accounting Oversight Board (United States) and expressing an opinion on the conformity of the financial statements to generally accepted accounting principles. The independent registered public accounting firm is responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine.
      The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 25, 2004 with management and with PricewaterhouseCoopers LLP, or PWC, our independent registered public accounting firm. The Audit Committee also discussed with PWC the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 90 relating to the conduct of the audit.
      The Audit Committee also received and reviewed written disclosures and the letter from PWC regarding its independence as required by Independence Standards Board Standard No. 1, and discussed with PWC its independence.
      Based on the Audit Committee’s review of the audited financial statements and discussions with management and PWC, and subject to the limitations on the role and responsibilities of the Audit Committee referred to herein and in the charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2004, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Domenic Colasacco
Fred K. Foulkes
Thomas E. Lynch
Audit Committee
OWNERSHIP OF OUR COMMON STOCK
      The following table sets forth certain information as of February 28, 2005, with respect to the beneficial ownership of our Class A and Class B Common Stock by (1) each director, director nominee and our Director Emeritus, (2) the named executive officers in the Summary Compensation Table, (3) all of our directors, director nominees and executive officers as a group, excluding our Director Emeritus, and (4) each person we know to beneficially own more than five percent of any class of our Common Stock. In accordance with the rules promulgated by the Securities and Exchange Commission, such ownership includes shares presently owned, as well as shares that the named person has the right to acquire within 60 days of February 28, 2005, including shares that the named person has the right to acquire through the exercise of any option or warrant. Unless otherwise indicated in the footnotes to the table, each person has sole voting and investment power with respect to the stock listed.

	Class A Common			Class B Common
Name and, with Respect to							Combined Voting
Owner of More Than 5%, Address	Number		Percent(1)	Number		Percent(2)	Percentage(3)

Ronald M. Shaich	2,020,906	(4)	6.51%	1,357,746	(4)	93.77%	13.92%
c/o Panera Bread Company 6710 Clayton Road Richmond Heights, MO 63117
Domenic Colasacco	49,600	(5)	*	—		—	*
Larry J. Franklin	50,000	(6)	*	—		—	*
George E. Kane	53,862	(7)	*	—		—	*
Fred K. Foulkes	30,000	(8)	*	—		—	*
Thomas E. Lynch	20,000	(9)	*	—		—	*
Neal J. Yanofsky	3,200	(14)	*	—
Michael J. Kupstas	24,825	(13)	*	—
Michael J. Nolan	1,000		*	—		—	—
Scott G. Davis	13,890	(15)	*	—
Paul E. Twohig	—		*	—		—	*
All directors, director nominees and executive officers as a group (15 persons)	2,243,473	(10)	7.18%	1,357,746		93.77%	14.49%
FMR Corp.	4,078,640	(12)	13.92%	—		—	12.12%
82 Devonshire Street Boston, MA 02109
T. Rowe Price Associates, Inc.	2,410,909	(16)	8.23%	—		—	7.17%
100 E. Pratt Street, Baltimore, MD 21202
Brown Capital Management, Inc.	2,014,695	(11)	6.88%	—		—	5.99%
1201 N. Calvert Street Baltimore, MD 21202
Baron Capital Group, Inc.	1,560,000	(18)	5.32%	—		—	4.64%
767 Fifth Avenue New York, NY 10153
Capital Research and Management Company	1,480,000	(17)	5.05%	—		—	4.40%
333 South Hope Street Los Angeles, CA 90071

*	Less than one percent.

(1)	Percentage ownership of Class A Common Stock is based on 29,298,493 shares issued and outstanding plus shares of Class A Common Stock subject to options exercisable within 60 days of February 28, 2005 held by the stockholder or group and assumed conversion of Class B Common Stock held by Mr. Shaich.

(2)	Percentage ownership of Class B Common Stock is based on 1,448,012 shares issued and outstanding as of February 28, 2005.

(3)	This column represents voting power rather than percentage of equity interest as each share of Class A Common Stock is entitled to one vote while each share of Class B Common Stock is entitled to three votes. Combined, the Class A Common Stock (29,298,493 votes) and the Class B Common Stock (4,344,036 votes) entitle their holders to an aggregate of 33,642,529 votes as of February 28, 2005.

(4)	Includes, with respect to Class A Common Stock, options for 378,660 shares exercisable within 60 days of February 28, 2005 and 112,500 shares held in a charitable foundation for which Mr. Shaich serves as Trustee, and with respect to Class B Common Stock, 44,781 shares held in a trust of which Mr. Shaich serves as Trustee. Shares of Class B Common Stock are convertible into shares of Class A Common Stock on a share for share basis. As a result, the number of shares of Class A Common Stock listed for Mr. Shaich includes all of the shares of Class B Common Stock beneficially owned. Mr. Shaich shares beneficial ownership with respect to the shares held by the charitable foundation and the trust.

(5)	Consists of currently exercisable options for 49,600 shares of Class A Common Stock.

(6)	Consists of currently exercisable options for 50,000 shares of Class A Common Stock.

(7)	Includes currently exercisable options for 53,862 shares of Class A Common Stock.

(8)	Includes currently exercisable options for 30,000 shares of Class A Common Stock.

(9)	Consists of currently exercisable options for 20,000 shares of Class A Common Stock.

(10)	In addition to the directors and executive officers listed above, also includes shares beneficially owned by Messrs. Borland, Maguire, Kish and Hood and Ms. Fine. Includes options for 587,010 shares of Class A Common Stock exercisable within 60 days of February 28, 2005, 1,357,746 shares of Class B Common Stock, which are convertible into shares of Class A Common Stock on a share for share basis, 50 shares owned by relatives of Mr. Hood over which he shares beneficial ownership and 2 shares owned by Mr. Kish and his wife over which Mr. Kish shares beneficial ownership. Please see notes (4) — (6), (8), (9) and (13) — (15).

(11)	All of the shares of Class A Common Stock are owned by various investment advisory clients of Brown Capital Management, Inc., or Brown, which is deemed to be a beneficial owner of those shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, due to Brown’s discretionary power to make investment decisions over such shares for its clients and Brown’s ability to vote such shares. In all cases, persons other than Brown have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, the shares. No individual client of Brown holds more than five percent of the class. Consists of 2,014,695 shares over which Brown reports sole power to dispose and 1,179,225 shares over which Brown reports sole voting power. We obtained information regarding beneficial ownership of these shares solely from the Schedule 13G, Amendment No. 6, filed with the Securities and Exchange Commission on November 9, 2004.

(12)	Consists of shares reported as beneficially owned by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson. Fidelity Management & Research Company, or Fidelity, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under the Investment Advisers Act of 1940, is the beneficial owner of 3,805,640 shares of the Class A Common Stock outstanding, as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. The ownership of one investment company, Fidelity Contrafund, amounted to 1,780,000 shares of the Class A Common Stock outstanding. Fidelity ContraFund has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity and the funds, each has sole power to dispose of the 3,805,640 shares owned by the funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees. Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. is the beneficial owner of 273,000 shares of Class A Common Stock as a result of its serving as investment manager of the institutional accounts. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 273,000 shares and sole power to vote or direct the voting of 273,000 shares of Class A Common Stock owned by the institutional accounts reported above. Members of the Edward C. Johnson 3rd family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is Chairman of FMR Corp. and Abigail P. Johnson is a

Director of FMR Corp. The Johnson family group and all other Class B stockholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed under the Investment Company Act of 1940 to form a controlling group with respect to FMR Corp. We obtained information regarding beneficial ownership of these shares solely from the Schedule 13G, Amendment No. 3, filed with the Securities and Exchange Commission on February 14, 2005.

(13)	Consists of 8,575 shares held in a revocable trust over which Mr. Kupstas shares beneficial ownership with his wife and 16,250 shares underlying currently exercisable options.

(14)	Consists of 3,000 shares owned by Mr. Yanofsky and 200 shares owned by Mr. Yanofsky’s wife, for which Mr. Yanofsky disclaims beneficial ownership.

(15)	Consists of 1,390 shares owned by Mr. Davis in the Company’s 401(k) plan and 12,500 shares underlying options exercisable within 60 days of February 28, 2005.

(16)	Consists of shares reported as beneficially owned by T. Rowe Price Associates, Inc. (“Price Associates”), of which Price Associates reports sole voting power with respect to 504,909 shares and sole disposition power with respect to 2,410,909 shares. Price Associates does not serve as custodian of the assets Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client’s custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients which Price Associates serves as investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time. Not more than 5% of the class of such securities is owned by any one client subject to the investment advice of Price Associates. With respect to securities owned by any one of the registered investment companies sponsored by Price Associates which it also serves as investment advisor (“T. Rowe Price Funds”), only State Street Bank and Trust Company, as custodian for each of such Funds, has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. No other person is known to have such right, except that the shareholders of each such Fund participate proportionately in any dividends and distributions so paid. We obtained information regarding beneficial ownership of these shares solely from the Schedule 13G, filed with the Securities and Exchange Commission on February 14, 2005.

(17)	Consists of shares 1,480,000 shares over which Capital Research and Management Company reports sole disposition power and over which AMCAP Fund, Inc. reports sole voting power. Capital Research and Management Company is an investment adviser registered under the Investment Advisers Act of 1940 and deemed to be the beneficial owner of such shares as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. AMCAP Fund, Inc., an investment company registered under the Investment Company Act of 1940, which is advised by Capital Research and Management Company, is the beneficial owner of such shares. We obtained information regarding beneficial ownership of these shares solely from the Schedule 13G, filed with the Securities and Exchange Commission on February 14, 2005.

(18)	Consists of shares reported as beneficially owned as shared voting power by Baron Capital Group, Inc. (“BCG”), BAMCO, Inc. (“BAMCO”), Baron Capital Management, Inc. (“BCM”) and Ronald Baron as follows, BCG: 1,540,000 shares; BAMCO: 1,513,500 shares; BCM: 26,500 shares; and Ronald Baron: 1,540,000 shares. Those entities report shared power of disposition as follows: BCG, 1,560,000 shares; BAMCO, 1,533,500; BCM, 26,500; and Ronald Baron, 1,560,000. The advisory clients of BAMCO and BCM have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Company’s common stock in their accounts. No such person has an interest relating to more than 5% of the outstanding class of securities. BAMCO and BCM are subsidiaries of BCG. Ronald Baron owns a controlling interest in BCG. By virtue of investment advisory agreements with their respective clients, BAMCO and BCM have been given the discretion to dispose or the disposition of the securities in the advisory accounts. All such discretionary agreements, are however, revocable. We obtained information regarding beneficial ownership of these shares solely from the Schedule 13G, filed with the Securities and Exchange Commission on February 14, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission on Forms 3, 4 and 5. We believe that during the fiscal year ended December 25, 2004, our directors, executive officers and beneficial owners of more than 10% of our Common Stock timely complied with all applicable filing requirements, except Ronald M. Shaich, who filed a Form 4 one day late on April 6, 2004.
      In making these disclosures, we relied solely on a review of copies of such reports filed with the Securities and Exchange Commission and furnished to us and written representations that no other reports were required.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      None.
ELECTION OF DIRECTORS
(Proposal 1 on Proxy Card)
      Our Certificate of Incorporation provides for a classified Board of Directors. This means our Board of Directors is divided into three classes, with each class having as nearly as possible an equal number of directors. The term of service of each class of directors is staggered so that the term of one class expires at each annual meeting of the stockholders.
      The Board of Directors currently consists of five (5) members, divided into three (3) classes as follows: Ronald M. Shaich and Fred K. Foulkes constitute a class with terms ending at the upcoming meeting; Domenic Colasacco and Thomas E. Lynch constitute a class with terms ending in 2006; and Larry J. Franklin constitutes a class with a term ending in 2007. In addition, the Board has named George E. Kane as a non-voting honorary Director Emeritus, in honor of his long service to the Company, with his term ending at the 2006 annual meeting.
      At each annual meeting of stockholders, directors are elected for a full term of three (3) years to succeed those directors whose terms are expiring. Ronald M. Shaich and Fred K. Foulkes are current directors whose terms expire at the upcoming annual meeting. Both Messrs. Shaich and Foulkes are nominated for re-election as Class I Directors, with terms ending in 2008.
      Unless otherwise instructed in the proxy, all proxies will be voted for the election of the nominees identified above to a three-year term ending in 2008, such nominees to hold office until their successors have been duly elected and qualified. Stockholders who do not wish their shares to be voted for a particular nominee may so indicate by striking out the name(s) of the nominee(s) on the proxy card. We do not contemplate that a nominee will be unable to serve, but in that event, proxies solicited hereby will be voted for the election of another person to be designated by the Board of Directors.
      A plurality of the combined voting power of the shares of Class A and Class B Common Stock present in person or represented by proxy at the meeting and entitled to vote is required to elect a nominee as a director.
The Board of Directors Recommends that You Vote “FOR” the
Election of Ronald M. Shaich and Fred K. Foulkes.

APPROVAL OF AN AMENDMENT TO THE COMPANY’S
2001 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN
TO INCREASE THE NUMBER OF SHARES WITH RESPECT
TO WHICH OPTIONS MAY BE GRANTED
(Proposal 2 on Proxy Card)
General
      The Company’s Employee, Director and Consultant Stock Option Plan (the “2001 Plan”) was adopted by the Company’s Board of Directors on March 20, 2001 with 2,000,000 shares of Class A Common Stock, par value $0.0001 per share, reserved for issuance under the 2001 Plan, as adjusted for stock splits and dividends. The 2001 Plan, provides for the grant of incentive stock options to employees and the grant of non-qualified stock options to employees, directors and consultants of the Company on such terms and conditions as may be determined by the Compensation Committee of the Board of Directors, including the determination of which employees, directors and consultants are to receive grants of options, exercise price, number of shares and exercisability under the 2001 Plan. Under the 2001 Plan, incentive options must be granted with exercise prices of no less than the fair market value of the Class A Common Stock on the date of grant.
      Currently 311,895 shares remain available for issuance under the 2001 Plan. The Board of Directors has voted unanimously to authorize the amendment of the 2001 Plan, subject to stockholder approval, to increase by 1,000,000 the total number of shares of Class A Common Stock with respect to which options may be granted. Specifically, the 2001 Plan would be amended as follows:

The first sentence of Paragraph 3 is amended to read as follows: “As of March 4, 2005, the number of shares which may be issued from time to time pursuant to this Plan shall be 3,000,000, or the equivalent of such number of such shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan.”
      The Board believes that the adoption of the amendment to the 2001 Plan is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants.
      In 2001, our stockholders approved the 2001 Plan. The form of the 2001 Plan, as amended, is included as part of this proxy statement as Appendix A. The following summary of the material features of the amended 2001 Plan is qualified in its entirety by reference to the text of the 2001 Plan.
Material Features of the 2001 Plan

Purpose and Administration
      The purpose of the 2001 Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of shares of Class A Common Stock by employees, directors and consultants of the Company. The 2001 Plan is administered by the Compensation Committee. Subject to the provisions of the 2001 Plan, the Compensation Committee determines the persons to whom options will be granted, the number of shares to be covered by each option, provided, however that options to purchase more than 1,000,000 shares, subject to anti-dilution adjustments, may not be granted to any optionholder in any fiscal year, and the terms and conditions upon which an option may be granted, and has the authority to administer and interpret the provisions of the 2001 Plan. The Compensation Committee, in its sole discretion, may authorize the grant of options to future employees of the Company and its affiliates, if the actual grant of options is conditioned upon the future employee becoming eligible to become a participant at or prior to the time of delivery of the option agreement evidencing such options. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2001 Plan. As of March 4, 2005, approximately 350 employees and 5 directors, including our honorary Director Emeritus have received awards under the 2001 Plan.

Terms and Conditions of Options
      Options granted under the 2001 Plan may be either (1) options intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code (the “Code”), or (2) non-qualified stock options. Incentive stock options may be granted under the 2001 Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates.
      The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company by an employee may not exceed $100,000. Incentive stock options granted under the 2001 Plan may not be granted at a price less than the fair market value of the Class A Common Stock on the date of grant, or 110% of fair market value in the case of employees holding 10% or more of the voting stock of the Company. Non-qualified stock options may not be granted at a price less than the par value per share of the Class A Common Stock on the date of grant. The award agreement for each non-qualified stock option will provide the date(s) on which the option will be exercisable and the date on which it will expire. Incentive stock options granted under the 2001 Plan expire not more than seven years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the 2001 Plan is exercisable, during the optionholder’s lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution.
      In the event of the optionholder’s termination for cause (or a determination subsequent to termination of conduct constituting cause), all outstanding and unexercised options, whether incentive stock options or non-qualified stock options, are forfeited. Except as otherwise provided in an option agreement, “cause” includes dishonesty, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the Company’s business, whether prior to or subsequent to termination of employment. The determination of the Compensation Committee as to the existence of “cause” will be conclusive on the optionholder and the Company. Except as otherwise provided by the Compensation Committee in the applicable option agreement, an optionholder who ceases to be an employee, director or consultant for any reason other than termination for cause, disability or death (as those terms are defined in the 2001 Plan), may exercise an option only to the extent exercisable on the date of termination only within the term provided in the option agreement.
      An incentive stock option may in no event be exercised later than three (3) months after such termination, provided, in the case of an optionholder’s death or disability within three (3) months after the termination of employment, director status or consultancy, the optionholder or his or her survivors may exercise the option within one (1) year after such termination, but in no event after the date of expiration of the term of the option. In the event of the optionholder’s death or disability, both incentive stock options and non-qualified stock options may be exercised, to the extent exercisable on the date of death or disability (plus a pro rata portion of the option if the option vests periodically), by the optionholder or the optionholder’s survivors at any time prior to the earlier of the option’s specified expiration date or one year from the date of the optionholder’s death or disability.

Exercise of Options and Issue of Shares
      An option may be exercised by delivering written notice to the Company along with consideration for the payment of the full purchase price for the shares of Class A Common Stock as to which the option is being exercised, and upon compliance with any other conditions provided in the option agreement. Payment of the purchase price may be made in cash or by check, or at the discretion of the Compensation Committee, through delivery of shares having a fair market value equal to the exercise price, or by having the Company retain shares having a fair market value equal to the exercise price or ,by delivery of a personal note bearing interest payable not less than annually at no less than 100% of the federal rate provided in the Internal Revenue Code, or in accordance with a cashless exercise program established with an approved brokerage firm, or by any combination of such methods.

      The Compensation Committee has the right to accelerate the date of exercise of any installment of any option. However, the Compensation Committee will not accelerate the exercise date of any incentive stock option if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code.

Assignment and Transferability of Options
      An option granted to a participant is not transferable by the optionholder other than by will or by the laws of descent and distribution, or as otherwise determined by the Compensation Committee and as set forth in the option agreement. Unless otherwise so provided, an option granted under the 2001 Plan is exercisable, during the optionholder’s lifetime, only by the optionholder (or by his or her legal representative) and may not be assigned, pledged or hypothecated in any way and may not be subject to execution, attachment or similar process.

Adjustments
      The number of shares of Class A Common Stock deliverable upon the exercise of an option will be appropriately increased or decreased proportionately, and appropriate adjustments will be made in the purchase price per share (as well as certain director grants and the limitations on the number of options awarded in any fiscal year to an individual) if:

(1) the shares of Class A Common Stock are subdivided or combined into a greater or smaller number of shares or if the Company issues any shares of Class A Common Stock as a stock dividend on its outstanding Class A Common Stock, or

(2) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Class A Common Stock. For example, on June 24, 2002, the number of shares of Class A Common Stock reserved for issuance under the 2001 Plan increased from 1,000,000 to 2,000,000 shares as a result of a stock split which was effected in the form of a stock dividend.
      Similarly, if the Company is consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), the Compensation Committee or the Board of Directors of the entity assuming the obligations of the Company under the 2001 Plan (the “Successor Board”), will, as to outstanding options either:

(1) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Class A Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or

(2) upon written notice to the participants, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) within a specified number of days of the date of such notice, at the end of which period the options will terminate; or

(3) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each such option (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) over the exercise price thereof.
      In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Class A Common Stock, an optionholder upon exercising an option, will be entitled to receive for the purchase price paid upon such exercise the securities which would have been received if the option had been exercised prior to the recapitalization or reorganization.

Withholding
      In the event that any federal, state, or local income taxes, employment taxes, FICA or other amounts are required to be withheld from an optionholder in connection with the exercise of an option or a disqualifying disposition, the Company may withhold from the optionholder’s compensation, if any, or may require that the optionholder advance in cash, the statutory minimum amount of the withholdings unless a different withholding arrangement, including the use of shares or a promissory note, is authorized by the Compensation Committee (and permitted by law).

Amendment of the 2001 Plan
      The 2001 Plan may be amended by the stockholders of the Company. The 2001 Plan may also be amended by the Board of Directors or the Compensation Committee, provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires stockholder approval is subject to obtaining such stockholder approval.

Termination of the 2001 Plan
      The 2001 Plan will terminate on March 20, 2011. The 2001 Plan may be terminated at an earlier date by vote of the stockholders of the Company; provided, however, that any such earlier termination shall not affect any option agreements executed prior to the effective date of such termination.

Market Value of Common Stock
      On April 14, 2005, the closing market price per share of the Company’s Class A Common Stock was $56.32, as reported on the Nasdaq National Market.

Federal Income Tax Considerations
      Options granted under the 2001 Plan may be either incentive stock options, or ISOs, which satisfy the requirements of Section 422 of the Code or non-qualified stock options, or NQSOs, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:
      Incentive Stock Options. Generally, no taxable income is recognized by the optionee and the Company is not entitled to a deduction at the time of the grant of ISOs. If an optionee exercises an ISO in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not recognize income by reason of the exercise, and the Company will not be entitled to a deduction by reason of the grant or exercise. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.
      Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain or loss in an amount equal to the difference of the amount realized upon the sale or other disposition of the purchased shares over the optionee’s basis in the shares acquired, and the Company will not be entitled to a deduction. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares acquired on the exercise date (or the amount realized on a disqualifying disposition, if less) over the optionee’s basis in the shares acquired will be taxable as ordinary income to the optionee, and the Company will ordinarily be entitled to a deduction. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss, provided the optionee holds the shares as a capital asset at the time of the disposition.
      Non-qualified Stock Options. Generally, no taxable income is recognized by an optionee upon the grant of a non-qualified stock option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.
      The Company will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercise of a non-qualified stock option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.
      Notwithstanding the foregoing, Section 162(m) of the Code generally places a one million dollar annual limit on a company’s tax deduction for compensation paid to certain executives, other than compensation that satisfies the applicable requirements for a performance-based compensation exception. The 2001 Plan is designed so that options may be granted to qualify for this exemption.
      The foregoing statement is only a summary of the Federal income tax consequences of the 2001 Plan and is based on the Company’s understanding of present Federal tax laws, regulations and rulings. Since tax laws, regulations and rulings may change or interpretations may differ, each participant should consult his or her own tax advisor regarding the tax consequences related to participation in the 2001 Plan.
New Plan Benefits
      Because any award granted under the 2001 Plan is made by the Compensation Committee, in its sole discretion at the time of grant, awards to be received by individual participants are not determinable. In addition, awards are dependent upon a number of factors, including the value of our common stock on future dates and exercise decisions made by participants. As a result, the benefits that might be received by participants receiving discretionary grants in the future are not determinable.
      The following table sets forth the number of options that were granted to each of the following persons or groups under the 2001 Plan, prior to amendment, during fiscal 2004.

		Weighted Average
Name and Position	Number of Units Shares (a)	Exercise Price

Ronald M. Shaich
Chairman and Chief
Executive Officer	100,000	$36.00
Neal J. Yanofsky
Executive Vice President,
Chief Administrative Officer	—	—
Michael J. Kupstas
Senior Vice President
Chief Financial Officer	15,000	$35.29
Michael J. Nolan
Senior Vice President,
Chief Development Officer	—	—
Scott G. Davis
Senior Vice President,
Chief Concept Officer	15,000	$35.29
Paul E. Twohig
Former Executive Vice President,
Chief Operating Officer	—	—
Executive Group	190,000	$35.56
Non-Executive Director Group(c)	50,000	$39.73
Non-Executive Officer Employee Group	455,000	$36.03

(a)	Options have an exercise price of the then fair market value on the date of grant, vest in four equal annual installments beginning two years after the grant date and have a six-year term, except that Mr. Shaich’s options vested on the grant date.

(b)	Options granted to the Non-Executive Director Group have a per share exercise price equal to the closing price of the Class A Common Stock on the trading day immediately before the grant, fully vest when granted and have a term of six years from the date of grant.

(c)	Also includes options granted to Mr. Kane, our Director Emeritus.
      Under the Company’s bylaws, the affirmative vote of a majority of the combined voting power of the shares of Class A and Class B Common Stock present at the meeting in person or by proxy and entitled to be cast at the meeting is required to approve the adoption of the amendment to the Company’s 2001 Plan to increase the number of shares with respect to which options may be granted under the 2001 Plan from 2,000,000 to 3,000,000 shares of Class A Common Stock. In addition, under the rules of the Nasdaq National Market, the proposal also requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy.
Equity Compensation Plan Information
      The following table summarizes information about our equity compensation plans (including individual compensation arrangements) which authorize the issuance of equity securities as of December 25, 2004:

			Number of Securities
			Remember Available
	Number of Securities to	Weighted Average	for Future Issuance
	be Issued Upon Exercise	Exercise Price of	Under Equity
	of Outstanding Options(1)	Outstanding Options	Compensation Plans

Plan Category:
Equity Compensation Plans Approved by Security Holders(2)	3,044,802	$28.72	813,992
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	3,044,802		813,992

(1)	Number of shares is subject to adjustment for changes in capitalization such as stock splits, stock dividends and similar events.

(2)	Consists of the 2001 Employee, Director, and Consultant Stock Option Plan, 1992 Employee Stock Purchase Plan, 1992 Equity Incentive Plan, and the Formula Stock Option Plan for Independent Directors.
The Board Of Directors Recommends That You Vote “For” Approval of the Adoption
of an Amendment to the 2001 Employee, Director and Consultant Stock Option Plan, to Increase the
Number of Shares with Respect to Which Options May Be Granted Under the Plan by 1,000,000 Shares of Class A Common Stock.
RATIFICATION OF CHOICE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 3 on Proxy Card)
      The Audit Committee has appointed the firm of PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit our books, records and accounts for the fiscal year ending December 27, 2005. This appointment is being presented to the stockholders for ratification at the annual meeting.
      PricewaterhouseCoopers LLP, or PWC, has no direct or indirect material financial interest in the Company or our subsidiaries. Representatives of PWC are expected to be present at the meeting and will be given the opportunity to make a statement on the firm’s behalf if they so desire. The representatives also will be available to respond to appropriate questions.

      PWC was our independent registered public accounting firm for our fiscal years ended December 25, 2004 and December 27, 2003. A summary of the fees we paid to PWC during our 2004 and 2003 fiscal years follows:

Nature of Service	2004 Fees	2003 Fees

Audit Fees(a)	$673,116	$222,000
Audit-Related Fees(b)	$69,635	$87,856
Tax Fees(c)	$115,459	$156,696
All Other Fees(d)	$1,500	$11,900

(a)	The “Audit Fees” represent fees for the respective fiscal year for professional services for the audit of our annual financial statements, the review of financial statements included in our quarterly financial statements and audit services provided in connection with other statutory or regulatory requirements.

(b)	The “Audit-Related Fees” consist of fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These fees include our payments to PWC in 2004 and 2003 for their audit of our 401(k) plan and for audit consultation on various accounting and financial reporting matters. The Audit Committee pre-approved 100% of the “Audit-Related Fees” in 2004 and 2003.

(c)	The “Tax Fees” include our payments to PWC in 2004 and 2003 for their preparation of our federal, state, and local income tax returns and for their consultation on various income tax return matters. The Audit Committee pre-approved 100% of the “Tax Fees” in 2004 and 2003.

(d)	The “All Other Fees” consist of fees for products and services (other than the services disclosed under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”) including fees related to the use of PWC’s accounting literature in 2004 and 2003 and fees related to the use of PWC’s internal control best practices database in 2003. The Audit Committee pre-approved 100% of the “All Other Fees” in 2004 and 2003.
      The Audit Committee determined that the provision of the non-audit services by PWC described above is compatible with maintaining PWC’s independence.
      The Audit Committee as a whole, or through the Chair, pre-approves all audit and non-audit services (including fees) to be provided by the independent registered public accounting firm. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve non-audit services not prohibited by law to be performed by PWC and associated fees up to a maximum of $125,000, provided that the Chair of the Audit Committee reports any decisions to pre-approve such services and fees to the full Audit Committee at its next regular meeting.
      Proxies solicited by management will be voted for the ratification unless stockholders specify otherwise. Ratification by the stockholders is not required. Although we are not required to submit the appointment to a vote of the stockholders, the Board of Directors continues to believe it is appropriate as a matter of policy to request that the stockholders ratify the appointment of PWC as our independent registered public accounting firm. If the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for stockholder rejection and consider whether to retain PWC or appoint another independent registered public accounting firm. Even if the appointment is ratified, the Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The Board of Directors Recommends that You Vote “FOR” the Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm
for our 2005 Fiscal Year.
OTHER BUSINESS
      In addition to the business described above, the Chairman and Chief Executive Officer will make brief remarks about the Company.

      As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the annual meeting of stockholders. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of the Company and our stockholders.
STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
Stockholder Proposals Included in Proxy Statement
      To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2006, stockholder proposals must be received at our principal executive offices no later than December 22, 2005, which is no less than 120 calendar days prior to the anniversary of when the prior year’s proxy statement was released to stockholders. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s annual meeting June 2, then the deadline is a reasonable time before we begin to print and mail proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.
Stockholder Proposals Not Included in Proxy Statement
      We must receive other proposals of stockholders (including director nominations) intended to be presented at the 2006 Annual Meeting of Stockholders but not included in the proxy statement by April 3, 2006, but not before January 3, 2006, which is not less than 60 days nor more than 150 days prior to the anniversary date of the immediately preceding annual meeting. However, in the event the 2006 Annual Meeting is scheduled to be held on a date before May 2, 2006, or after July 31, 2006, which are dates 30 days before or 60 days after the anniversary date of the immediately preceding annual meeting, then your notice may be received by us at our principal executive office not later than the close of business on the later of (i) the 60th day before the scheduled date of such annual meeting or (ii) the 10th day after the day on which we first make a public announcement of the date of such annual meeting. Any proposals we do not receive in accordance with the above standards will not be voted on at the 2006 Annual Meeting. In certain cases, notice may be delivered later if the number of directors to be elected to the Board of Directors is increased.
      Each stockholder’s notice for a proposal must be timely given to our Secretary at the address of our principal executive offices. Each notice generally is required to set forth as to each matter proposed to be brought before an annual meeting certain information and must meet other requirements specified in our bylaws, as determined by us, including (i) a brief description of the business the stockholder desires to bring before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on our stock transfer books, of the stockholder proposing such business, (iii) the class and number of shares beneficially owned by the stockholder making the proposal, (iv) the names and addresses of the beneficial owners of any our capital stock registered in such stockholder’s name, and the class and number of our shares so owned, (v) the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of our shares beneficially owned by such other stockholders, and (vi) any material interest of the stockholder proposing to bring such business before such meeting (or any other stockholders known to be supporting such proposal) in such proposal.
      For nominations, a stockholder’s notice to the Secretary generally must set forth information specified in our bylaws, as determined by us, as to each person proposed to be nominated, including (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of our shares which are beneficially owned by such person on the date of such stockholder notice, and (iv) the consent of each nominee to serve as a director if elected. The notice must also set forth as to the stockholder giving the notice (i) the name and address, as they appear on our transfer books, of such stockholder and of any beneficial owners of our capital stock registered in such stockholder’s name and the name and address of other stockholders known by such stockholder to be supporting such nominee(s), (ii) the class and number of our shares held of record, beneficially owned or represented by proxy by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee(s) on the record date for the annual meeting in question (if such date shall then have been made publicly available) and on the date of such stockholder’s notice, and (iii) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.
      The foregoing time limits also apply to determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority. These rules are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement. In addition, stockholders are required to comply with any applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.
HOUSEHOLDING OF PROXIES
      The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.
      Once you have received notice from your broker or the Company that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time a separate copy of our annual report or proxy statement, by sending a written request to Investor Relations Coordinator, Panera Bread Company, 6710 Clayton Road, Richmond Heights, Missouri 63117, or call (314) 633-7100, ext. 6500.
      If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify us by sending a written request to Investor Relations Coordinator, Panera Bread Company, 6710 Clayton Road, Richmond Heights, Missouri 63117, or call (314) 633-7100, ext. 6500. If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of our annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify us by sending a written request to Investor Relations Coordinator, Panera Bread Company, 6710 Clayton Road, Richmond Heights, Missouri 63117, or call (314) 633-7100, ext. 6500.
MISCELLANEOUS
      Even if you plan to attend the meeting in person, please complete, sign, date and return the enclosed proxy promptly. Should you attend the meeting, you may revoke the proxy and vote in person. A postage-paid, return-addressed envelope is enclosed for your convenience. No postage need be affixed if mailed in the United States. Your cooperation in giving this your immediate attention will be appreciated.
      YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR OUR 2004 FISCAL YEAR WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS COORDINATOR, PANERA BREAD COMPANY, 6710 CLAYTON ROAD, RICHMOND HEIGHTS, MISSOURI 63117.

APPENDIX A
PANERA BREAD COMPANY
2001 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

1.	DEFINITIONS.
      Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Panera Bread Company 2001 Employee, Director and Consultant Stock Option Plan, have the following meanings:
      “Administrator” means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.
      “Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.
      “Board of Directors” means the Board of Directors of the Company.
      “Code” means the United States Internal Revenue Code of 1986, as amended.
      “Committee” means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.
      “Common Stock” means shares of the Company’s Class A Common Stock, $.0001 par value per share.
      “Company” means Panera Bread Company, a Delaware corporation.
      “Disability” or “Disabled” means permanent and total disability as defined in Section 22 (e)(3) of the Code.
      “Fair Market Value of a Share of Common Stock” means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the- counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system on the date of grant;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the date of grant; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.
      “ISO” means an option meant to qualify as an incentive stock option under Section 422 of the Code.
      “Key Employee” means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.
      “Non-Qualified Option” means an option which is not intended to qualify as an ISO.
      “Option” means an ISO or Non-Qualified Option granted under the Plan.
      “Option Agreement” means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

      “Participant” means a Key Employee, director or consultant to whom one or more Options are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.
      “Plan” means this Panera Bread Company 2001 Employee, Director and Consultant Stock Option Plan.
      “Shares” means shares of the Common Stock as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.
      “Survivors” means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to an Option by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.
      The Plan is intended to encourage ownership of Shares by Key Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.

3.	SHARES SUBJECT TO THE PLAN.
      As of March 4, 2005, the number of Shares which may be issued from time to time pursuant to this Plan shall be 3,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan.
      If an Option ceases to be “outstanding”, in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as “outstanding” until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.	ADMINISTRATION OF THE PLAN.
      The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

c. Determine the number of Shares for which an Option or Options shall be granted, provided, however, that in no event shall Options to purchase more than 500,000 Shares be granted to any Participant in any fiscal year; and

d. Specify the terms and conditions upon which an Option or Options may be granted;
provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.

5.	ELIGIBILITY FOR PARTICIPATION.
      The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Option shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

6.	TERMS AND CONDITIONS OF OPTIONS.
      Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto.

A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

b. Each Option Agreement shall state the number of Shares to which it pertains;

c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

d. Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i. The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii. The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

B. ISOs: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

b. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i. Ten percent (10%) OR LESS of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

c. Term of Option: For Participants who own

i. Ten percent (10%) OR LESS of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than seven (7) years from the date of the grant or at such earlier time as the Option Agreement may provide.

ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

7.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.
      An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.
      The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

      The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B(d).
      The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

8.	RIGHTS AS A SHAREHOLDER.
      No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company’s share register in the name of the Participant.

9.	ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.
      By its terms, an Option granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement. The designation of a beneficiary of an Option by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, an Option shall be exercisable, during the Participant’s lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

10.	EFFECT OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.
      Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

b. Except as provided in Subparagraph (c) below, or Paragraph 12 or 13, in no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant’s termination of employment.

c. The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant’s Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the

Participant’s Survivors may exercise the Option within one (1) year after the date of the Participant’s termination of employment, but in no event after the date of expiration of the term of the Option.

d. Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

f. Except as required by law or as set forth in the pertinent Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

11.	EFFECT OF TERMINATION OF SERVICE “FOR CAUSE”.
      Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

b. For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c. “Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the right to exercise any Option is forfeited.

d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

12.	EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.
      Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a. To the extent exercisable but not exercised on the date of Disability; and

b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

      A Disabled Participant may exercise such rights only within the period ending one (1) year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.
      The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13.	EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
      Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

a. To the extent exercisable but not exercised on the date of death; and

b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant’s death.
      If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if her she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

14.	PURCHASE FOR INVESTMENT.
      Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a. The person(s) who exercise(s) such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

15.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.
      Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

16.	ADJUSTMENTS.
      Upon the occurrence of any of the following events, a Participant’s rights with respect to any Option granted to him or her hereunder which has not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement:

A. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price per share to reflect such events. The number of Shares subject to options to be granted to directors pursuant to Paragraph 6(A)(e) and the number of Shares subject to the limitation in Paragraph 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities which would have been received if such Option had been exercised prior to such recapitalization or reorganization.

D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO.

17.	ISSUANCES OF SECURITIES.
      Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

18.	FRACTIONAL SHARES.
      No fractional shares shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

19.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.
      The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

20.	WITHHOLDING.
      In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

21.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
      Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or (b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22.	TERMINATION OF THE PLAN.
      The Plan will terminate on March 20, 2011, the date which is ten (10) years from the EARLIER of the date of its adoption and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements executed prior to the effective date of such termination.

23.	AMENDMENT OF THE PLAN AND AGREEMENTS.
      The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

24.	EMPLOYMENT OR OTHER RELATIONSHIP.
      Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.	GOVERNING LAW.
      This Plan shall be construed and enforced in accordance with the law of the State of Delaware.
As Amended Through March 4, 2005.

PANERA BREAD COMPANY

Dear Stockholder:

You are invited to attend our 2005 Annual Meeting of Stockholders at 10:30 a.m. Central Daylight Time on Thursday, June 2, 2005, at the Hilton St. Louis Frontenac at 1335 South Lindbergh Boulevard, St. Louis, Missouri 63131.

Whether you plan to attend or not, please vote your proxy. If you vote by mail, please mark the boxes on this proxy card to indicate how your shares will be voted. Then, sign the card, detach it, and return your proxy vote in the enclosed postage paid envelope. You may also vote by the Internet or phone in accordance with the instructions on the proxy card.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Panera Bread Company

DETACH HERE

PANERA BREAD COMPANY

6710 Clayton Road
Richmond Heights, MO 63117

Annual Meeting of Stockholders – June 2, 2005
Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Neal J. Yanofsky and Mark E. Hood, or either of them, as Proxies, the true and lawful attorneys in fact, agents and proxies of the undersigned with full power of substitution for and on behalf of the undersigned at the 2005 Annual Meeting of Stockholders of PANERA BREAD COMPANY to be held at the Hilton St. Louis Frontenac at 1335 South Lindbergh Boulevard, St. Louis, Missouri 63131, on June 2, 2005, at 10:30 a.m. Central Daylight Time, and at any and all postponements or adjournments thereof. The undersigned hereby directs the said Proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, AND 3 AND, IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Should a nominee be unable to serve, this Proxy may be voted for a substitute selected by the Board of Directors.

This card also provides confidential voting instructions for shares held in the Panera, LLC 401(k) Plan, which we refer to as the Plan. If you are a participant and have vested shares of Panera Common Stock allocated to your account in the Plan, please read the following instruction regarding voting of those shares.

Trustee’s Authorization: You may direct Banker’s Trust Company, as trustee of the Plan, how to vote shares of Panera Bread Company Common Stock allocated to your Plan account by completing and returning this Voting Instruction Form. The Company’s Chief Financial Officer will vote all shares for which no instructions are received FOR the nominees listed on the reverse side and FOR Proposals 2 and 3. The Trustee will vote the shares represented by this Voting Instruction Form if proper instructions are completed, signed and received by EquiServe before 11:59 p.m., Eastern Daylight Time on June 1, 2005.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED
ENVELOPE
unless you vote over the Internet or by Telephone.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the stockholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

PANERA BREAD COMPANY
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet

Log on to the Internet and go to http://www.eproxyvote.com/pnra

OR

Vote-by-Telephone

Call toll-free
1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

Internet and Telephone voting is available through 11:59 pm Eastern Time the day prior to the Annual Meeting Day. Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark
votes as in
this example

PANERA BREAD COMPANY

1.	Election of two (2) Directors to the Board of Directors to serve for a term ending in 2008 or until such nominee’s successor is duly elected and qualified.

Nominees: (01) Ronald M. Shaich, (02) Fred K. Foulkes

FOR ALL			WITHHOLD AUTHORITY TO
NOMINEES	☐	☐	VOTE FOR ALL NOMINEES
LISTED			LISTED

		FOR		AGAINST	ABSTAIN
2.	Adoption of an amendment to the Company’s 2001 Employee, Director and Consultant Stock Option Plan to increase the number of shares with respect to which options may be granted under the Plan by 1,000,000 shares of Class A Common Stock, par value $.0001 per share.	☐		☐	☐

		FOR		AGAINST	ABSTAIN
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the fiscal year ending December 27, 2005.	☐		☐	☐

4.	In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournement(s) thereof.

	Mark box at right if an address change or comment has been noted on the reverse side of this card.		☐

☐

For all nominees except as noted above

Please be sure to sign and date this Proxy.

Signature:	Date:	Signature:	Date: